Exhibit 10.3

ORDINARY SHARE PURCHASE AGREEMENT

THIS ORDINARY SHARE PURCHASE AGREEMENT (this “Agreement”) is made as of August 14, 2024, by and among Terra Zone Ltd., an Israeli company (the “Company”), and World Health Energy Holdings, Inc., a Delaware corporation listed on the OTC Markets under the ticker symbol WHEN (the “Investor”).

WHEREAS, the Board of Directors of the Company (the “Board”) has determined that it is in the best interests of the Company to raise capital by means of issuance to the Investor of the Company’s Ordinary Shares, nominal value NIS0.001 per share (the “Ordinary Shares”), as more fully set forth in this Agreement; and

WHEREAS, the Investor desires to purchase and the Company desires to issue and sell to the Investor the Ordinary Shares pursuant to the terms and conditions more fully set forth in this Agreement.

NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

1. PURCHASE AND SALE OF ORDINARY SHARES.

1.1 Sale and Issuance of Shares. Subject to the satisfaction of the closing conditions set forth in Sections 4 and 5 hereof, at the Closing (as defined below), the Company shall issue and sell to the Investor, and the Investor shall purchase from the Company, for an aggregate purchase price of US$2,000,000, payable by the issuance of the Investor’s Common Stock refereed to below (the “Purchase Price”), an aggregate of 448,029 Ordinary Shares (the “Purchased Shares”) at a price per share equal to $4.4640, reflecting a post-money valuation of the Company, on a Fully-Diluted Basis (as defined below) immediately prior to Closing of US$50,000,000 and four (4%) percent of the Company’s outstanding voting share capital on a Fully-Diluted Basis immediately following the Closing.

The capitalization table of the Company, reflecting the issued and outstanding share capital of the Company on a Fully-Diluted Basis, immediately prior to Closing and immediately following the Closing, assuming the investment of the Purchase Price, is attached hereto as Exhibit A.

In this Agreement, “Fully-Diluted Basis” shall mean all issued and outstanding shares of the Company, including but not limited to (i) all Ordinary Shares; (ii) all securities convertible or exercisable into shares (being deemed so converted); (iii) all convertible investments, financings or loans (being deemed so converted); (iv) all options, warrants and other rights to acquire shares or other securities exercisable for shares (being deemed allocated and so exercised); (v) any adjustments of the number of issued shares triggered by or in connection with the transaction contemplated by this Agreement (if any), including anti-dilution adjustment; and (vi) a reservation for all shares, options or other equity awards, promised, reserved for and/or allocated to directors, officers, employees, consultants and service providers of the Company or its subsidiaries (being deemed issued, converted granted and/or exercised), but excluding the Company Option Shares (as defined below).

1.2 Closing. The consummation of the transactions contemplated hereby, including the purchase and sale of the Purchased Shares (the “Closing”) shall take place remotely via the exchange of documents and signatures, on the date hereof or at such other time and place as the Company and the Investor mutually agree upon (such designated time and place, the “Closing Date”). The Closing shall be subject to the conditions of Section 4 and 5 below, which conditions shall be deemed to take place simultaneously and no transaction described in such sections shall be deemed to have been completed or any document delivered until all such transactions have been completed and all such required documents delivered.

1.3 Ordinary Shares Reservation. On or prior to the Closing, the Company shall have authorized the sale and issuance to the Investor of the Purchased Shares, the grant of the Mutual Option (as defined below) and the reservation and issuance of Ordinary Shares to be issued upon exercise of the Mutual Option.

1.4 Closing Deliverables.

(a) At the Closing, the Company shall deliver to the Investor:

(i) True and correct copies of written resolutions, or minutes of a meeting, of the Board, approving and adopting in all respects the execution, delivery and performance by the Company of this Agreement and the transactions contemplated hereby, including, among others, (i) authorizing the issuance and sale of the Purchased Shares against payment of the purchase price therefor and the grant of the Mutual Option and the issuance of Ordinary Shares upon the exercise of the Mutual Option; (ii) reserving a sufficient number of Ordinary Shares to be issued upon exercise of the Mutual Option and (iii) the approval of the execution, delivery and performance by the Company of all agreements contemplated herein to which the Company is party and any agreements, instruments or documents ancillary thereto; all in the form attached hereto as Schedule 1.4(a)(i);

(ii) True and correct copies of written resolutions, or minutes of meeting, of the Company’s shareholders approving the increase of the authorized share capital of the Company, in the form attached hereto as Schedule 1.4(a)(ii);

(iii) Duly executed share certificates representing the respective Purchased Shares issued to the Investor at the Closing in the name of the Investor, in the form attached hereto as Schedule 1.4(a)(iii);

(iv) A copy of the register of shareholders of the Company, certified by an executive officer of the Company and prepared in accordance with Section 130 of the Companies Law, 5759–1999, as amended (the “Companies Law”), in which the Purchased Shares issued at the Closing are registered in the name of the Investor, in the form attached hereto as Schedule 1.4(a)(iv); and

(v) The Reseller Agreement and the Technology Cooperation Agreement (the “Commercial Agreements”) between the Company and Investor, in the forms attached hereto as Exhibit B and Exhibit C, respectively, duly executed by the Company.

(b) At the Closing, the Investor shall deliver to the Company:

(i) Any identification documents required for the purpose of making the filings required under Section 6.1 which have been requested by the Company or its counsel prior to Closing;

(ii) Evidence that the necessary corporate approvals on behalf of Investor to approve the transactions contemplated hereby, including the issuance of the Consideration Shares and the grant of the Mutual Option, have been duly obtained; and

(c) Within 10 days of the Closing,

(iii) the Investor shall deliver to the Company book entry statements reflecting the Consideration Shares

(iv) The Investor and the Company shall each have duly executed and delivered to the other the Reseller Agreement and the Technology Cooperation Agreement (the “Commercial Agreements”), substantially in the forms attached hereto as Exhibit B and Exhibit C, respectively, with such revisions as the parties shall agree to.

1.5 Purchase Price. At the Closing the Investor shall pay to the Company the Purchase Price by way of issuance of five billion (5,000,000,000) shares of common stock of Investor, par value $0.00001 (“Investor’s Common Stock”), which issuance shall hereinafter be referred to as the “Consideration Shares”.

1.6 Mutual Option.

(a) Effective as of the Closing (a) as further consideration for the Purchased Shares, the Company hereby grants the Investor an option, exercisable in the Investor’s sole discretion, to purchase up to additional 466,697 Ordinary Shares (the “Company Option Shares”), representing 4% of the then outstanding shares of the Company’s voting share capital immediately following the Closing and assuming the issuance of the Company Option Shares in consideration per Ordinary Share equal to the same number of shares of Investor’s Common Stock issued per Ordinary Share at Closing (the “Exchange Ratio”), and (b) as further consideration for the Consideration Shares, the Investor hereby grants to the Company an option to purchase up to 5,208,338,520 shares of Investor’s Common Stock (the “Investor Option Shares”) equal to the Consideration Shares issued at Closing, in consideration per share of Investor’s Common Stock calculated based on the Exchange Ratio (the “Mutual Option”). The option may be exercised on one occasion only.

(b) The Mutual Option shall be exercisable by either the Company or the Investor, as the case may be, by giving a written exercise notice to the other, until 5:00 pm Israel Time on the second anniversary of the Closing, provided that Mutual Option with respect to each party hereto shall terminate upon the earlier of the consummation of (a) a Deemed Liquidation of the other party or (b) with respect to Investor’s options to purchase the Company Options Shares, the consummation of an initial public offering of the Company in any jurisdiction (the “Company IPO”). A “Deemed Liquidation” of the Company or the Investor, as applicable shall mean each of the following events: (A) the merger or consolidation of such party with or into any other corporate entity; (B) a sale or other disposition, in a single transaction or series of related transactions, of all or of substantially all of the shares of such party, or (C) a sale, transfer, exclusive and substantially worldwide license, or other disposition of all or substantially all of the assets of such party and its subsidiaries taken as a whole, other than any such licenses granted in such party’s ordinary course of business; except, in case of sub-articles (A) and (B), any such transaction or series of related transactions in which the shareholders of such party as of immediately prior to such transaction continue to hold (solely by virtue of the respective shares and in the same holding proportions each of them held in such party as of immediately prior to such transaction) immediately following such transaction, at least a majority, by voting power, of the share capital of (1) the surviving, acquiring or resulting company or (2) if the surviving, acquiring or resulting company is a wholly owned subsidiary of another company immediately following such transaction, the parent company of such surviving, acquiring or resulting company.

For purposes of exercising the Mutual Option, the Company shall give written notice to the Investor of the Company’s intention to undertake an IPO and periodic progress thereon.

(c) Adjustments.

The number and kind of securities purchasable upon the exercise of the Mutual Option and the Exchange Ratio shall be subject to adjustment from time to time as follows:

(i) Stock Splits, Dividends and Combinations. If the shares subject to the Mutual Option shall be subdivided into a greater number of shares or a dividend or other distribution payable in additional shares shall be paid in respect of such, the Exchange Ratio in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced. If outstanding shares subject to the Mutual Option shall be combined into a smaller number of shares, the Exchange Ratio in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination be proportionately increased. When any adjustment is required to be made in the Exchange Ratio, the number of respective shares purchasable upon the exercise of the Mutual Option shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of the Mutual Option immediately prior to such adjustment, multiplied by the Exchange Ratio in effect immediately prior to such adjustment, by (ii) the Exchange Ratio in effect immediately after such adjustment.

(ii) Reclassification, Etc. In case of any reclassification or change of the outstanding securities of the Company or the Investor, as applicable, or of any reorganization of the Company or the Investor (or any other corporation the shares or securities of which are at the time receivable upon the exercise of the Mutual Option) or any similar corporate reorganization on or after the date hereof, then and in each such case the Company or Investor, as applicable, upon the exercise hereof at any time after the consummation of such reclassification, change, reorganization, merger or conveyance, shall be entitled to receive, in lieu of the shares or other securities and property receivable upon the exercise hereof prior to such consummation, the shares or other securities or property to which such holder would have been entitled upon such consummation if such holder had exercised the Mutual Option immediately prior thereto, all subject to further adjustment as provided in this Section (c); and in each such case, the terms of this Section (c) shall be applicable to the shares or other securities properly receivable upon the exercise of the Mutual Option after such consummation.

2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company hereby represents and warrants to the Investor that, the following representations are true, correct and complete as of the date hereof and as of the Closing (as if made on the Closing Date); except, in each case, as to such representations and warranties that address matters as of a particular date, which are true, correct and complete only as of such date.

2.1 Organization. The Company is a company duly organized and validly existing under the laws of the State of Israel, is not a “breaching company” (within the meaning of Section 362.A of the Israeli Companies Law) and has all requisite corporate power and authority to carry on its business as currently conducted.

2.2 Authorization. All corporate action on the part of the Company, its directors and shareholders, necessary for the authorization, execution and delivery of this Agreement, the Commercial Agreements and the other agreements, instruments or documents entered into in connection with this Agreement and to which the Company is a party (collectively, the “Transaction Documents”) and for the performance of all obligations of the Company under the Transaction Documents in accordance with their terms has been taken or will be taken prior to the Closing. The Transaction Documents, when executed and delivered by the Company, and assuming the due authorization, execution and delivery by the other parties hereto and thereto, constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

2.3 Valid Issuance of Shares. The Purchased Shares and the Company Option Shares issued upon the exercise of the Mutual Option being or that may be issued to the Investor hereunder (collectively, the “Company Purchased Securities”), when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, shall be duly and validly issued, fully paid, and non-assessable, issued in compliance with all applicable state securities laws, and free and clear of liens, pledges, charges, encumbrances or other restrictions on transfer of any kind (including, without limitation, preemptive rights), other than restrictions on transfer under this Agreement, the Company’s Articles of Association and under applicable securities laws and other than liens or encumbrances created by or imposed on the Investor. The offer, sale and issuance of the Company Purchased Securities constitute transactions exempted from the registration requirements of the Securities Act of 1933 (the “Securities Act”) and the Israeli Securities Law, 1968, as amended. The Company Option Shares have been duly reserved for issuance.

2.4 No Conflict; Consents. The execution, delivery and performance of the Transaction Documents and the consummation of the transactions contemplated by the Transaction Documents do not and will not (a) result in any conflict with, or a breach or violation, with or without the passage of time and giving of notice, of any of the terms, conditions or provisions of, or give rise to rights to others (including rights of termination, cancellation or acceleration) under: (i) the Company’s Articles of Association, as in effect prior to the Closing; (ii) any judgment, injunction, order, writ, decree or ruling of any court or governmental authority, domestic or foreign, to which the Company is subject; (iii) any material contract or agreement, lease, license or commitment to which the Company is a party or by which it is bound; or (iv) any applicable law; (b) result in the creation of any lien, charge or encumbrance upon any asset of the Company or the suspension, revocation, forfeiture, or nonrenewal of any material permit or license applicable to the Company; or (c) require the consent, approval or authorization of, registration, qualification or filing with, or notice to any person or any federal, state, local or foreign governmental authority or regulatory authority or agency, on the part of the Company, which has not heretofore been obtained or made or will be obtained or made prior to Closing.

2.5 Purchase Entirely for Own Account. The Investor Purchased Securities will be acquired for investment for the Company’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and the Company has no present intention of selling, granting any participation in, or otherwise distributing the same. The Company does not presently have any contract, undertaking, agreement or arrangement to sell, transfer or grant participation rights to any person with respect to any of the Investor Purchased Securities. The Company has not been formed for the specific purpose of acquiring the Investor Purchased Securities.

2.6 Disclosure of Information. The Company acknowledges that it has had an opportunity to review the filings made by the Investor with the Securities and Exchange Commission (the “SEC”), including without limitation “Risk Factors” in the Investor’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 filed with the SEC on April 15, 2024. The Company has had an opportunity to discuss the Company’s business, operations, properties, prospects, technology, plans, management, financial affairs and the terms and conditions of the offering of the Investor Purchased Securities with the Investor’s management and has had an opportunity to review the Investor’s facilities. The foregoing, however, does not limit, modify or qualify the representations and warranties of the Investor in Section 3 of this Agreement or the right of the Company to rely thereon. The Company acknowledges that any projections provided (if any) by the Investor are uncertain in nature, and that some or all of the assumptions underlying such projections may not materialize or will vary significantly from actual results.

2.7 Investment Experience. The Company acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating and understanding the merits and risks of the investment in the Investor Purchased Securities.

2.8 Restricted Securities. The Investor Purchased Securities have not been and will not be registered under the Securities Act or any state securities laws and, therefore, cannot be resold unless they are registered under the Securities Act and applicable state securities laws or unless an exemption from such registration requirements is available. The Company is aware that, except as set forth in this Agreement, the Investor is under no obligation to effect any such registration or to file for or comply with any exemption from registration. The sale and issuance of the Investor Purchased Securities have not been registered under the Securities Act by reason of a specific exemption from registration which depends upon, among other things, the accuracy of the Company’s representations as expressed herein.

2.9 General Solicitation. The Company is not purchasing the Investor Purchased Securities as a result of any advertisement, article, notice or other communication regarding the Investor Purchased Securities published in any newspaper, magazine or similar media or broadcast or presented at any seminar or other general advertisement.

2.10 Brokers and Finders. The Company has not taken any action that would give rise to any claim by any person for brokerage commissions, finders’ fee or the like relating to this Agreement or the transactions contemplated hereby. No person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Investor for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company.

2.11 Legends. The Investor Purchased Securities, and (if applicable) any securities issued in respect of or exchange for the foregoing may be notated with the following or a similar legend as well as other legends as may be required by applicable securities laws:

2.12 “THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO TRANSFER OF SUCH SHARES MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

3. REPRESENTATIONS AND WARRANTIES OF THE INVESTOR.

The Investor hereby represents and warrants to the Company that the following representations are true, correct and complete as of the date hereof and as of the Closing (as if made on the Closing Date); except, in each case, as to such representations and warranties that address matters as of a particular date, which are given only as of such date:

3.1 Authorization; Organization. The Investor is duly organized, validly existing and, if applicable, in good standing under the laws of the jurisdiction in which it has been incorporated and has full power and authority to enter into the Transaction Documents. The Transaction Documents, when executed and delivered by the Investor, and assuming the due authorization, execution and delivery by the other parties hereto and thereto, constitute valid and binding obligations of the Investor, enforceable against the Investor in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

3.2 No Conflict; Consents. The execution, delivery and performance by the Investor of the Transaction Documents and the consummation of the transactions contemplated by such Transaction Documents do not and will not (a) result in any conflict with, or a breach or violation, with or without the passage of time and giving of notice, of any of the terms, conditions or provisions of, or give rise to rights to others (including rights of termination, cancellation or acceleration) under: (i) the governing documents of the Investor; (ii) any judgment, injunction, order, writ, decree or ruling of any court or governmental authority, domestic or foreign, to which the Investor is subject; (iii) any material contract or agreement, lease, license or commitment to which the Investor is a party or by which it is bound; (iv) any applicable law; or (b) require the consent, approval or authorization of, registration, qualification or filing with, or notice to any person or any federal, state, local or foreign governmental authority or regulatory authority or agency, on the part of the Investor, which has not heretofore been obtained or made or will be obtained or made prior to Closing.

3.3 Valid Issuance of Shares. The Consideration Shares and the Investor Option Shares issued upon the exercise of the Mutual Option being or that may be issued to the Company hereunder (collectively, the “Investor Purchased Securities”), when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, shall be duly and validly issued, fully paid, and non-assessable, issued in compliance with all applicable state securities laws, and free and clear of liens, pledges, charges, encumbrances or other restrictions on transfer of any kind (including, without limitation, preemptive rights), other than restrictions on transfer under this Agreement, the Investor’s Certificate of Incorporation and under applicable securities laws and other than liens or encumbrances created by or imposed on the Company. The offer, sale and issuance of the Investor Purchased Securities constitute transactions exempted from the registration requirements of the Securities Act and the Israeli Securities Law, 1968, as amended. The shares of Investor’s Common Stock issuable upon exercise of the Mutual Option have been duly reserved for issuance.

3.4 Purchase Entirely for Own Account. The Company Purchased Securities will be acquired for investment for the Investor’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. The Investor does not presently have any contract, undertaking, agreement or arrangement to sell, transfer or grant participation rights to any person with respect to any of the Company Purchased Securities. The Investor has not been formed for the specific purpose of acquiring the Company Purchased Securities.

3.5 Disclosure of Information. The Investor has had an opportunity to discuss the Company’s business, operations, properties, prospects, technology, plans, management, financial affairs and the terms and conditions of the offering of the Company Purchased Securities with the Company’s management and has had an opportunity to review the Company’s facilities. The foregoing, however, does not limit, modify or qualify the representations and warranties of the Company in Section 2 of this Agreement or the right of the Investor to rely thereon. The Investor acknowledges that any projections provided (if any) by the Company are uncertain in nature, and that some or all of the assumptions underlying such projections may not materialize or will vary significantly from actual results.

3.6 Investment Experience. The Investor is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating and understanding the merits and risks of the investment in the Company Purchased Securities. The issuance of the Company Purchased Securities to the Investor is a transaction exempt from securities registration afforded by Section 4(a)(2) of the Securities Act.

3.7 Restricted Securities. The Company Purchased Securities have not been and will not be registered under the Securities Act or any state securities laws and, therefore, cannot be resold unless they are registered under the Securities Act and applicable state securities laws or unless an exemption from such registration requirements is available. Investor is aware that the Company is under no obligation to effect any such registration or to file for or comply with any exemption from registration. The sale and issuance of the Company Purchased Securities have not been registered under the Securities Act by reason of a specific exemption from registration which depends upon, among other things, the accuracy of the Investor’s representations as expressed herein.

3.8 Brokers and Finders. The Investor has not taken any action that would give rise to any claim by any person for brokerage commissions, finders’ fee or the like relating to this Agreement or the transactions contemplated hereby. No person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Investor.

3.9 Legends. The Company Purchased Securities, and (if applicable) any securities issued in respect of or exchange for the foregoing may be notated with the following or a similar legend as well as other legends as may be required by applicable securities laws: “THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO TRANSFER OF SUCH SHARES MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

4. CONDITIONS OF INVESTOR’S OBLIGATIONS AT CLOSING.

The obligations of the Investor to purchase the Purchased Shares at the Closing are subject to the fulfillment on or before the Closing of each of the following conditions, unless otherwise waived in writing by the Investor:

4.1 Representations and Warranties. The representations and warranties of the Company shall have been true in all respects on and as if made as of the Closing.

4.2 Performance. The Company shall have performed and complied, in all material respects, with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

4.3 Delivery of Documents. All of the documents to be delivered by the Company pursuant to Section 1.4, shall have been in a form as attached to this Agreement, or, if not attached, in a form and substance satisfactory to the Investor and shall have been delivered to the Investor.

5. CONDITIONS OF THE COMPANY’S OBLIGATIONS AT CLOSING.

The obligations of the Company to the Investor at the Closing under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions, unless otherwise waived in writing by the Company:

5.1 Representations and Warranties. The representations and warranties contained in Section 3 shall have been true in all respects on and as if made as of the Closing.

5.2 Performance. The Investor shall have performed and complied, in all material respects, with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

5.3 Delivery of Documents. All of the documents to be delivered by the Investor pursuant to Section 1.4, shall have been in a form as attached to this Agreement, or, if not attached, in a form and substance satisfactory to the Company and shall have been delivered to the Company.

6. AFFIRMATIVE COVENANTS BY THE PARTIES.

6.1 Filing with the Israeli Registrar of Companies. As soon as possible following the Closing, and in any event no later than 14 days following the Closing, the Company shall file all required notices with the Israeli Registrar of Companies as are required for all matters arising from this Agreement and the transactions contemplated hereby (including, of the issuance of the Purchased Shares at the Closing and increase of the authorized share capital.

6.2 Removal of Transfer Restrictions. Following the Closing, until such time as the Company is entitled to have the restrictive legend on the Investor Purchased Securities removed under Rule 144 under the Securities Act (“Rule 144”) and is able to sell all of the Investor Purchased Securities received under this Agreement without any limitations under Rule 144, Investor agrees that it shall use its commercially practicable best efforts to file the reports required to be filed by it in accordance with Rule 144(c)(1) (or, if Investor is not required to file such reports, it will, upon the request of any Company, use its commercially practicable best efforts to make publicly available the information specified by Rule 144(c)(2) as may be required for resale by the Company of the Investor Purchased Securities in reliance on Rule 144, if applicable). Investor agrees to use its commercially practicable best efforts, subject to Rule 144, to (i) cause the Investor’s transfer agent (the “Investor Transfer Agent”) to remove the legend set forth in Section 2.11 above from the Investor Purchased Securities and any other restrictive annotation or stop transfer restrictions, if applicable, and (ii) if applicable, cause its legal counsel to deliver any necessary legal opinions to the Investor Transfer Agent in connection with the preceding clause (i).

7. MISCELLANEOUS.

7.1 Further Assurances. Each of the parties hereto shall perform such further acts and execute such further documents as may reasonably be necessary to carry out and give full effect to the provisions of this Agreement and the intentions of the parties as reflected thereby.

7.2 Entire Agreement. This Agreement (including the exhibits and schedules hereto) and the other Transaction Documents constitute the full and entire understanding and agreement between the parties with respect to the subject matter hereof, and supersede all prior agreements and understandings, both written and oral, among any of the parties hereto, with respect to the subject matter hereof (with no concession being made as to the existence of any such prior agreements or understandings).

7.3 Amendment; Waiver. Except as explicitly set forth herein, any term of this Agreement may be amended only with the written consent of the Company and the Investor. The observance of any term hereof may be waived (either prospectively or retroactively and either generally or in a particular instance) only by the prior written consent of the party against which enforcement of such waiver shall be sought.

7.4 Assignment; Successors and Assigns. None of the rights, privileges or obligations set forth in, arising under, or created by this Agreement may be assigned or transferred by any party to this Agreement, without the prior written consent of the other party.

7.5 Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Israel, disregarding its conflict of laws rules. Any dispute arising under or in relation to this Agreement shall be resolved exclusively in the competent court located in Tel Aviv-Jaffa, Israel and each of the parties hereby irrevocably submits to the exclusive jurisdiction of such court. Each of the parties hereto (i) consents to submit itself to the exclusive jurisdiction of the abovementioned courts in the event any dispute arises out of this Agreement or the transactions contemplated by this Agreement, (ii) agrees that it shall not attempt to deny or defeat such jurisdiction by motion or other request for leave from the abovementioned court, (iii) agrees that it shall not bring any action relating to this Agreement or the transactions contemplated by this Agreement in any court other than the abovementioned court, and (iv) irrevocably consents to service of process in the manner provided by Section 7.6 or as otherwise provided by applicable law.

7.6 Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt, or (i) when delivered, if sent by personal delivery to the party to be notified, (ii) when sent, if sent by electronic mail (with electronic conformation of delivery) on a business day and during normal business hours of the recipient, and otherwise on the first business day in the place of recipient, (iii) five (5) business days after having been sent, if sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) business day after deposit with an internationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written confirmation of receipt. All communications shall be sent to the respective parties at their address or contact details as set forth below, or to such address or contact details as subsequently modified by written notice given in accordance with this Section 7.6, or, in the case of the Investor, as used for purposes of sending shareholders’ notices by the Company.

If to the Company:	8 Abba Eban blvd, Herzliya Israel Attention: Amir Mizhar E-mail: amir.mizhar@terrazone.io with a mandatory copy to (which shall not constitute a notice):

Meitar, Law Offices 16 Abba Hillel Rd., Ramat Gan, Israel Attention: Noam Tzur, Adv. Telephone: 03-6103100 E-mail: noamt@meitar.com
If to the Investor:	as set forth on the signature page hereto

7.7 Delays or Omissions. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party to this Agreement upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default therefore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party to this Agreement, shall be cumulative and not alternative.

7.8 Interpretation. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. Unless the context requires otherwise, the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety, and not to any particular provision hereof, and all references herein to Sections shall be construed to refer to Sections to this Agreement. Reference to “governmental authorities” (or similar terms) shall include any: (a) nation, principality, state, commonwealth, territory, county, municipality, district or other jurisdiction of any nature, (b) federal, state, local, municipal, foreign or other government, (c) governmental, quasi-governmental or regulatory body of any nature, including any governmental division, subdivision, department, agency, bureau, branch, office, commission, council, board, instrumentality, organization, unit, or body or any governmental official, or (d) court, public or private arbitrator or other public tribunal. Reference to a “person” shall mean any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint-stock company, trust, estate, unincorporated organization, governmental authority or other entity, including, any party to this Agreement. Any reference to a “day” or a number of days (without explicit reference to “business days”) shall be interpreted as a reference to a calendar day or number of calendar days, and if any action is to be taken or given on or by a particular calendar day, and such calendar day is not a business day, then such action may be deferred until the first business day thereafter (where “business day” shall mean any day on which banking institutions in Tel-Aviv-Jaffa, Israel are generally open to the public for conducting business and are not required by law to close). For the purposes of this Agreement, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person, or such person and its affiliates (including persons the Company has reason to believe are affiliated with each other) shall be aggregated for the purpose of meeting the individual minimum dollar amounts indicated herein.

7.9 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be enforceable in accordance with its terms and interpreted so as to give effect, to the fullest extent consistent with and permitted by applicable law, to the meaning and intention of the excluded provision.

7.10 Counterparts. This Agreement and any Transaction Document may be executed in one or more counterparts, all of which together shall constitute one and the same instrument, binding and enforceable against the parties so executing the same; it being understood that all parties need not sign the same counterpart. Counterparts may also be delivered by email transmission (in pdf format or the like, or signed with docusign, e-sign or any similar form of signature by electronic means) and any counterpart so delivered shall be sufficient to bind the parties to this Agreement or any other Transaction Document, as an original.

- Signature Pages Follow -

IN WITNESS WHEREOF, the parties have executed this ORDINARY SHARE PURCHASE AGREEMENT to be executed as of the date first written above.

COMPANY:

TERRA ZONE LTD.

By:	/s/ Amir Mizhar
Name:
Title:	CEO

IN WITNESS WHEREOF, the parties have executed this ORDIANRY SHARE PURCHASE AGREEMENT as of the date first written above.

INVESTOR:

WORLD HEALTH ENERGY HOLDINGS, INC.

By:	/s/ Giora Rozensweig
Name:	Giora Rozensweig
Title:	CEO
Address:	1825 NW Corporate Blvd Suite 110, Boca Raton, Florida 33431